SECURITIES ACT NO. 33-41694


                              ING SERIES FUND, INC.

                          SUPPLEMENT DATED MAY 7, 2002
                       TO THE CLASSES A, B, C AND I SHARES
  ING SERIES FUND, INC. STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002

Effective immediately, the following paragraphs should be added to the end of the section entitled "Additional Investment Restrictions and Policies" just prior to the section entitled "Investment Techniques and Risk Factors" on page 6 of the Statement of Additional Information:

     The Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     The Technology Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the information technology industry sector. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     The Bond Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     The Government Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE